UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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STANDARD MICROSYSTEMS CORPORATION

(Name of Registrant as Specified in Its Charter)

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Item 1.   On May 2, Standard Microsystems Corporation (“SMSC”) and Microchip Technology Incorporated (“Microchip”) issued the following letter to SMSC’s customers and channel partners:

 May 2, 2012

Dear Valued SMSC Customers and Channel Partners,

Today Microchip Technology announced the signing of a definitive agreement to acquire SMSC.  The transaction is subject to the approval of shareholders of SMSC, regulatory approvals and customary closing conditions. We expect the transaction to close in the third calendar quarter of 2012.

Microchip is a leading provider of embedded control solutions through our Microcontroller, Analog and Memory product lines.  The acquisition adds SMSC’s strong portfolio of Smart Mixed-Signal Connectivity™ solutions aimed at the automotive, industrial, computing, consumer and wireless audio markets to Microchip. The combined product lines of Microchip and SMSC will offer you a broader range of innovative solutions to serve your needs.

Operationally it will be business as usual for customers and channel partners.  We will communicate any changes that may occur to you as timely as possible, but for the foreseeable future, we request that you continue to do business using your current contacts and processes for SMSC products.

We remain committed to providing you with outstanding customer service, advanced technology solutions, industry-leading supply chain management, and world-class quality and manufacturing.  We look forward to a long and mutually beneficial relationship.

If you have any questions or concerns, please contact your local sales contact.

Best Regards,

Steve Sanghi	Christine King
President and CEO	President and CEO
Microchip Technology Incorporated	SMSC

Letter to Customers and Channel Partners - Page 2

Cautionary Statement:

Statements about the expected timing, completion and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to whether and when the acquisition is consummated. These statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future results. Such risks and uncertainties include the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and SMSC’s existing relationships with customers and vendors and their operating results and businesses; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in our SEC reports including our filings on Forms 10-K, 10-Q and 8-K. You can obtain copies of our Forms 10-K, 10-Q and 8-K and other relevant documents for free at Microchip’s website (www.microchip.com), at SMSC’s website (www.smsc.com) or the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Additional Information and Where to Find It

SMSC intends to file a proxy statement in connection with the acquisition transaction. Investors and securityholders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov.  Microchip, SMSC and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SMSC in connection with the acquisition transaction.  Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above.  Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2011.  Additional information regarding the directors and executive officers of SMSC is also included in SMSC’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 14, 2011.  These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

Item 2.   On May 2, SMSC and Microchip issued the following letter to SMSC’s suppliers:

 May 2, 2012

Dear Valued SMSC Supplier,

Today Microchip Technology announced the signing of a definitive agreement to acquire SMSC.  The transaction is subject to the approval of shareholders of SMSC, regulatory approvals and customary closing conditions.  We expect the transaction to close in the third calendar quarter of 2012.

Microchip is a leading provider of embedded control solutions through our Microcontroller, Analog and Memory product lines.  The acquisition adds SMSC’s strong portfolio of Smart Mixed-Signal Connectivity ™ solutions aimed at the automotive, industrial, computing, consumer and wireless audio markets to Microchip.

Operationally it will be business as usual for our supply chain partners.  We look forward to working closely with you after the acquisition is completed and request that you continue to do business using your existing contacts and processes currently in place with SMSC.

Best Regards,

Steve Sanghi	Christine King
President and CEO	President and CEO
Microchip Technology Incorporated	SMSC

Letter to Suppliers - Page 2

Cautionary Statement:

Statements about the expected timing, completion and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to whether and when the acquisition is consummated. These statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future results. Such risks and uncertainties include the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and SMSC’s existing relationships with customers and vendors and their operating results and businesses; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in our SEC reports including our filings on Forms 10-K, 10-Q and 8-K. You can obtain copies of our Forms 10-K, 10-Q and 8-K and other relevant documents for free at Microchip’s website (www.microchip.com), at SMSC’s website (www.smsc.com) or the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Additional Information and Where to Find It

SMSC intends to file a proxy statement in connection with the acquisition transaction. Investors and securityholders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov.  Microchip, SMSC and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SMSC in connection with the acquisition transaction.  Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above.  Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2011.  Additional information regarding the directors and executive officers of SMSC is also included in SMSC’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 14, 2011.  These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

Item 3.   On May 2, SMSC issued the following e-mail to SMSC’s employees:

Dear Team,

As a follow up to Steve Sanghi's email, I am very excited about the news of our definitive agreement to be acquired by Microchip Technology.  Microchip is a leading provider of microcontroller, analog and Flash-IP solutions serving many leading customers across the globe.  This is a company with a stellar track record of growth and profitability.  Headquartered in Chandler, Arizona, not far from our own facility, Microchip has approximately $1.4 billion in sales and over 7,000 employees worldwide. This acquisition represents a great opportunity for Microchip to take our business to the next level and for SMSC to be part of a larger company.  We have worked hard to build a reputation as design experts for a broad range of connectivity platforms and we've been successful due to our strong customer focus.  Winning our customer's confidence year-after-year despite the challenges of tough competition is a testament to the value we provide.  Now, SMSC will join Microchip's ranks to expand their customer base and offer new opportunities to design innovative platform content for many of the industry's leading customers.  SMSC should be proud of our accomplishments as a team and look forward to an even brighter future under the leadership of Steve Sanghi.

Join me tomorrow on the conference call hosted by Steve as he welcomes the team and explains more about the compelling strategic rationale of this agreement.

Until the close of the acquisition, let's keep executing to our plan!  I would personally like to thank you for your ingenuity and tireless commitment to SMSC.  It has been a pleasure to serve as the CEO of this amazing team of contributors.

Best regards,
Chris King
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Additional Information about this Transaction
Standard Microsystems Corporation will file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Microchip Technology Inc.   We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed merger.  You may obtain a free copy of the proxy statement (when available) and other related documents filed by Standard Microsystems Corporation with the SEC at the SEC’s website at www.sec.gov.  You also may obtain the proxy statement (when it is available) and other documents filed by Standard Microsystems Corporation with the SEC relating to the proposed merger for free by accessing Standard Microsystems Corporation’s website at www.smsc.com by clicking on the link for “Investor Relations”, then clicking on the link for “SEC Filings.”

Participants in this Transaction
Standard Microsystems Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Standard Microsystems Corporation’s stockholders in connection with the proposed merger.  Information regarding the interests of these directors and executive officers in the proposed merger will be included in the proxy statement when it is filed with the SEC.  You may find additional information about Standard Microsystems Corporation’s directors and executive officers in Standard Microsystems Corporation’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 14, 2011.  You can obtain free copies of these documents from Standard Microsystems Corporation using the contact information above.

Forward Looking Statements

Except for historical information contained herein, the matters discussed in this document are forward-looking statements about expected future events and financial and operating results that involve risks and uncertainties. These uncertainties may cause our actual future results to be materially different from those discussed in forward-looking statements. These risks and uncertainties include the ability of the parties to complete the proposed merger; the parties ability to obtain regulatory approvals of the proposed merger on the contemplated terms and schedule; the failure of our stockholders to approve the transaction; the impact of the announcement of, or failure to complete, the proposed merger on our relationships with suppliers, customers and employees; and potential or actual litigation.

Our forward looking statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations and may not reflect the potential impact of any future acquisitions, mergers or divestitures. All forward-looking statements speak only as of the date hereof and are based upon the information available to Standard Microsystems Corporation at this time. Such statements are subject to change, and we do not undertake to update such statements, except to the extent required under applicable law and regulation. These and other risks and uncertainties, including potential liability resulting from pending or future litigation, are detailed from time to time in the Company’s reports filed with the SEC. Investors are advised to read the Company’s Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, particularly those sections entitled “Other Factors That May Affect Future Operating Results” or “Risk Factors” for a more complete discussion of these and other risks and uncertainties.